Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Russell C. Taylor, President and Chief Executive Officer of Cellu Tissue Holdings, Inc. (the “Company”) certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Quarterly Report on Form 10-Q of the Company for the period ended August 26, 2004  fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.               The information contained in such Quarterly  Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2004	/s/ Russell C. Taylor
Russell C. Taylor
President and Chief
Executive Officer